united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

Orchard Small Cap Value Fund

Annual Report

November 30, 2017

Class I Shares (Symbol: OCSIX)
Class N Shares (Symbol: OCSNX)

1-844-ORCHCAP

Distributed by Northern Lights Distributors, LLC
Member FINRA

Orchard Small Cap Value

Annual Shareholder Letter

December 27, 2017

PERFORMANCE REVIEW

For the fiscal year ended November 30, 2017, Class I returned 12.4% vs. 13.4% for the Fund’s benchmark over the same period, the Russell 2000 Value Index*. After a previous year marked by significant absolute performance (35% in the previous fiscal year) and relative outperformance, we underperformed our index. Our underperformance was driven broadly and from a variety of sources, most notably from a higher average cash allocation during the year (8-10% for much of the year) and to both a large relative overweight in health care and underperformance in our largest name there. We mildly outperformed from security selection (as is common in our strategy) and we mildly underperformed in sector and cash allocation. Looking at performance by sector: Industrials and Financials were our largest overweight and best performing sectors. On an absolute basis, energy was our weakest performer, though relative to the index we underperformed most in Information Technology and Utilities, primarily due to significant underweighting.

CONTRIBUTORS and DETRACTORS

Generally, we had a large number of contributors to our performance as positive returns were widely spread. The majority of our positions provided positive absolute and relative outperformance in the year. That said, we had several positions in addition to our higher cash position that served to drag performance this fiscal year. The top and bottom contributors were:

Contributors

Green Dot (GDOT) was our top contributor to performance. Green Dot provides prepaid debit cards and other personal banking products throughout the US via online and retail channels. Its reloadable cash cards are a leading debit card for the unbanked and underbanked. After several years of fits and starts to right growth in their reloadable cards business and introduce new products, the pressure from activists and a board shakeup began bearing fruit. Green Dot, a serial overpromiser in the past, topped estimates and the company returned to growth and increased revenue, margin and transaction guidance. After much frustration, the market again is giving some credit to this still-small leader sitting in a massive market.

LB Foster (FSTR) was also a significant contributor to the portfolio. LB Foster builds and distributes rail and highway products, earthwall systems and other industrial tubular products, primarily to the rail, mining and construction industries. Mired in difficult end-markets and having purchased an energy-related business at the worst time, Foster needed to stop the bad news flow. Its announcement of a further cost and restructuring campaign was enough to push downtrodden shares up by mid year. However, as our team did not see significant operating progress – a key catalyst for our thesis, we concluded that our risk-adjusted capital would be better allocated elsewhere. We sold the position in late June.

The Bancorp (TBBK) was our third largest contributor. Bancorp serves as a bank and card processor for other financial institutions and non-bank organizations, where it gathers low-cost deposits and fees and then lends to those customers and in a number of niche businesses. Bancorp had also stumbled badly several years ago (filling out our top three performers and a redemption theme for the year), running aground of regulators and losing the trust of many long-time investors in the firm. New management had already initiated significant changes in the company’s operations and excess costs began to fall off. Previously discontinued operations had overshadowed that progress, but with time and execution, The Bancorp returned to operating profitability in 2017 – one of several significant catalysts that we see as a path to unlocking the value in this franchise.

Detractors

Our largest detractor from performance was U.S. Silica Holdings (SLCA). US Silica is a leading sand and logistics provider to the energy industry. As a key provider of fracking sand to the onshore oil and gas industry, firm’s stock price had suffered

5129-NLD-01/26/2018

ORCHARD CAPITAL MANAGEMENT, LLC 400 North Michigan Ave | 5th Floor | Chicago, Illinois, USA | 60611 T: 312 628 6700 www.orchardinvestments.com

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values mightily with much of the energy market. It had proven that its management, operations and balance sheet were prepared to win in the stressed consolidating marketplace and the stock had been a significant contributor to our portfolio in 2016. We did reduce a position that had grown to our largest at the beginning of the year, but held a core position in this company that we believe is already emerging as the dominant, cost-advantaged player in the most productive and low-cost oil and gas regions. Worries about industry overcapacity and investment weighed on the shares this year, allowing us an opportunity to increase our position.

Vista Outdoor Inc (VSTO) has a portfolio of consumer products focused on the outdoor sports and recreation market, especially in the outdoor, adventure and shooting sports. We had purchased the stock on the thesis that the company was transitioning its portfolio of products to be a larger and less concentrated group of successful categories with leading brands and the ammunition and shooting sports categories had already felt much of the worst news. The company had added debt to acquire several key brands. Retailer bankruptcies and further erosion in the shooting sports market left Vista in the position of missing earnings and lowering guidance. In the face of a challenged thesis and a rising debt load, we exited the position.

PORTFOLIO POSITIONING

During the year, we saw a number of sales and purchases driven by realization of Theses and nearing of price targets (usually a good thing), and two sales that were the result of events leading to the rejection or impairment of our thesis. Usually we see more activity on the mergers and acquisitions front: only two of our firms were bought out (one closed one is still pending).

As bottom up, research-driven investors, we buy on the expected future return and the strength of an individual investment thesis. Themes are not ignored, but they inform research and exploration rather than explicit portfolio decisions.

Our decisions are still largely governed by the same principals that we buy well researched, vetted investments with the following:

●	A clear thesis as to why we would believe in the investment…

●	… with sufficiently high discount to an intrinsic value built bottom up by fundamental research…

●	…that has catalysts and events that will help the market see that intrinsic value in the foreseeable future.

That said, as we look back at our discussions and our actions over the year, we would observe that our efforts throughout the year (our Sales and Purchases) have attempted to accomplish the following:

●	Continue our evergreen themes of finding momentarily unpopular or hidden value

●	Skew our investments either to more event-driven upside (something we do regularly) or more stable cash flow

●	Reduce the economic sensitivity of the portfolio to rising rates and industrial shocks

●	Raise portfolio resistance to potential disruption or negative “re-rating” in the high yield debt markets

We consider each investment on its own merits. The process is one where these themes are a fundamental outgrowth of the process and our discussions. We still invest in a wide variety of firms and our portfolio turnover remains low, so our past decisions carry over into the portfolio years later. However, we believe that our actions have positioned our holdings toward these implicit goals in the last year and we’re pleased about where we sit as we look out at the coming year.

Portfolio Buys and Sells

During this period the Fund initiated new positions in Cinemark Holdings (CNK), Lending Club (LC), Michaels Cos (MIK) and Pfenex Inc (PFNX). We sold out of LB Foster (FSTR), Greenlight Capital Re (GLRE), Logitech International (LOGI), Arctic Cat Inc (ACAT), Sally Beauty Holdings (SBH) and Thor Industries (THO). We only had one firm taken away from us due to acquisition: VCA Antech (WOOF) was acquired for cash and closed during the year. We have one additional holding (Atlantic Coast Federal [ACFC]) that is the subject of an announced acquisition.

Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Portfolio holdings are subject to change and should not be considered investment advice.

5129-NLD-01/26/2018

ORCHARD CAPITAL MANAGEMENT, LLC 400 North Michigan Ave | 5th Floor | Chicago, Illinois, USA | 60611 T: 312 628 6700 www.orchardinvestments.com

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values

Orchard Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2017

The Fund’s performance figures* for the year ended November 30, 2017, compared to its benchmark:

		Since Inception **
	One Year	(Annualized)
Orchard Small Cap Value Fund - Class I	12.39%	24.19%
Orchard Small Cap Value Fund - Class N	12.12%	23.85%
Russell 2000 Value Index ***	13.37%	19.31%

Comparison of the Change in Value of a $1,000,000 Investment

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 6.81% for Class I shares and 23.19% for Class N shares per the April 1, 2017 prospectus. The Fund’s investment advisor has contractually agreed to reduce its fee and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that the net annual fund operating expenses will not exceed 1.60%, and 1.85% of Class I and Class N shares, respectively, subject to possible recoupment from the Fund in future years. For performance information current to the most recent month-end, please call toll-free 1-844-ORCHCAP or 1-844-672-4227.

**	Inception date is December 28, 2015.

***	The Russell 2000 Value Index is a subset of the Russell 2000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Portfolio Analysis as of November 30, 2017 (Unaudited)
% of Net Assets
Financial	32.4%
Industrial	25.2%
Consumer, Cyclical	13.8%
Consumer, Non-Cyclical	12.9%
Basic Materials	9.1%
Short-Term Investment	6.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Orchard Small Cap Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares		Fair Value
	COMMON STOCK - 93.0%
	BANKS - 10.6%
9,092	American River Bankshares	$136,289
24,010	Bancorp, Inc. *	232,177
9,507	First Foundation, Inc. *	181,298
2,046	Peapack Gladstone Financial Corp.	72,081
		621,845
	BIOTECHNOLOGY - 3.9%
3,540	Cambrex Corp. *	172,929
23,450	Pfenex, Inc. *	57,687
		230,616
	BUILDING MATERIALS - 7.7%
3,786	Armstrong World Industries, Inc. *	226,971
13,545	NCI Building Systems, Inc. *	226,201
		453,172
	CHEMICALS - 2.6%
14,137	OMNOVA Solutions, Inc. *	151,266

	COMMERCIAL SERVICES - 2.4%
2,248	Green Dot Corp. - Class A *	138,926

	COSMETICS/PERSONAL CARE - 3.2%
4,285	Inter Parfums, Inc.	189,826

	DIVERSIFIED FINANCIAL SERVICES - 8.3%
21,131	Enova International, Inc. *	313,795
6,959	Regional Management, Corp. *	171,679
		485,474
	ENTERTAINMENT - 2.0%
3,167	Cinemark Holdings, Inc.	114,360

	HAND/MACHINE TOOLS - 3.2%
4,023	Franklin Electric Co., Inc.	186,265

	HEALTHCARE-SERVICES - 1.8%
2,105	HealthSouth Corp.	105,145

	HOME BUILDERS - 3.2%
1,228	Thor Industries, Inc.	188,559

	HOME FURNISHINGS - 2.1%
3,418	Sleep Number Corp. *	120,279

	IRON/STEEL - 2.9%
5,786	Schnitzer Steel Industries, Inc. - Class A	168,951

	LEISURE TIME - 1.2%
5,044	Vista Outdoor, Inc. *	72,684

	MACHINERY-DIVERSIFIED - 3.7%
4,917	Hurco Companies, Inc.	219,298

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares		Fair Value
	COMMON STOCK - 93.0% (Continued)
	METAL FABRICATE/HARDWARE - 3.2%
7,299	TriMas Corp. *	$189,044

	MINING - 3.6%
6,362	US Silica Holdings, Inc.	211,028

	MISCELLANEOUS MANUFACTURERS - 4.7%
1,506	AZZ, Inc.	72,439
5,759	Trinity Industries, Inc.	205,308
		277,747
	PACKAGING & CONTAINERS - 2.5%
1,945	Multi-Color Corp.	148,793

	PHARMACEUTICALS - 1.5%
5,519	Akebia Therapeutics, Inc. *	85,876

	RETAIL - 5.3%
6,017	Michaels Cos, Inc. *	129,967
14,089	Potbelly Corp. *	181,044
		311,011
	SAVINGS & LOANS - 13.4%
10,210	Atlantic Coast Financial Corp. *	98,016
5,775	BankFinancial Corp.	95,230
8,228	BofI Holding, Inc. *	227,422
2,917	Meta Financial Group, Inc.	274,052
5,280	Oritani Financial Corp.	91,080
		785,800

	TOTAL COMMON STOCK (Cost - $4,188,680)	5,455,965

	SHORT TERM INVESTMENT - 6.6%
	MONEY MARKET FUND - 6.6%
386,002	Dreyfus Treasury Securities Cash Management - Institutional Class, 0.98% +	$386,002
	TOTAL SHORT-TERM INVESTMENT (Cost - $386,002)

	TOTAL INVESTMENTS - 99.6% (Cost - $4,574,682) (a)	$5,841,967
	OTHER ASSETS LESS LIABILITIES - 0.4%	21,537
	NET ASSETS - 100.0%	$5,863,504

*	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,574,682 and differs from fair value by net unrealized appreciation/(depreciation) as follows:

Unrealized appreciation:	$1,377,778
Unrealized depreciation:	(110,493)
Net unrealized appreciation:	$1,267,285

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2017

Assets:
Investments in Securities:
At Cost	$4,574,682
At Fair Value	5,841,967
Dividends and Interest Receivable	1,389
Due from Advisor	51,571
Prepaid Expenses and Other Assets	2,515
Total Assets	5,897,442

Liabilities:
Accrued 12b-1 Fee	89
Payable to Related Parties	12,366
Accrued Expenses and Other Liabilities	21,483
Total Liabilities	33,938

Net Assets	$5,863,504

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$4,191,927
Accumulated Net Realized Gain from Investments	404,292
Net Unrealized Appreciation of Investments	1,267,285
Net Assets	$5,863,504

Class I Shares:
Net Assets	$5,614,979
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	377,719
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares of Beneficial Interest)	$14.87

Class N Shares:
Net Assets	$248,525
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	16,805
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares of Beneficial Interest)	$14.79

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2017

Investment Income:
Dividend Income	$36,119
Interest Income	2,867
Total Investment Income	38,986

Expenses:
Investment Advisory Fees	69,427
Distribution Fees (12b-1) fees
Class N	689
Administration Fees	38,045
Legal Fees	26,641
Fund Accounting Fees	24,192
Transfer Agent Fees	22,763
Chief Compliance Officer Fees	16,913
Audit Fees	14,569
Trustees’ Fees And Expenses	10,033
Printing Expense	8,070
Registration & Filing Fees	6,503
Custody Fees	5,114
Shareholder Servicing Fees	511
Miscellaneous Expenses	6,184
Total Expenses	249,654
Fees Waived/Expenses Reimbursed by the Advisor	(159,973)
Net Expenses	89,681

Net Investment Loss	(50,695)

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	454,998
Net Change in Unrealized Appreciation on Investments	263,106
Net Realized and Unrealized Gain on Investments	718,104

Net Increase in Net Assets Resulting From Operations	$667,409

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	November 30, 2017	November 30, 2016 *

Operations:
Net Investment Loss	$(50,695)	$(22,006)
Net Realized Gain on Investments	454,998	139,891
Net Change in Unrealized Appreciation on Investments	263,106	1,004,179
Net Increase in Net Assets Resulting From Operations	667,409	1,122,064

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class I	(103,179)	—
Class N	(14,717)	—
Net decrease in net assets from distributions to shareholders	(117,896)	—

Capital Transactions:
Class I Shares:
Proceeds from Shares Issued	2,158,573	4,050,000
Net asset value of shares issued in reinvestment of distributions	103,179	—
Payments for Shares Redeemed	(2,330,091)	—
Total From Capital Transactions: Class I	(68,339)	4,050,000

Class N Shares:
Proceeds from Shares Issued	232,619	687,677
Net asset value of shares issued in reinvestment of distributions	14,717	—
Payments for Shares Redeemed	(724,699)	(48)
Total From Capital Transactions: Class N	(477,363)	687,629

Total Increase in Net Assets	3,811	5,859,693

Net Assets:
Beginning of Period	5,859,693	—
End of Period ^	$5,863,504	$5,859,693
^ Includes accumulated net investment loss of:	$—	$—

Share Activity:
Class I Shares:
Shares Issued	149,911	382,143
Shares Reinvested	7,477	—
Shares Redeemed	(161,812)	—
Net increase (decrease) in shares of beneficial interest outstanding	(4,424)	382,143

Class N Shares:
Shares Issued	16,807	52,373
Shares Reinvested	1,069	—
Shares Redeemed	(53,440)	(4)
Net increase (decrease) in shares of beneficial interest outstanding	(35,564)	52,369

*	Commencement of Operations was December 28, 2015.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund - Class I
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Year Ended	Period Ended
	November 30, 2017	November 30, 2016 *

Net asset value, beginning of period	$13.49	$10.00
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.09)
Net realized and unrealized gain on investments	1.77	3.58
Total from investment operations	1.65	3.49
Less distributions from:
Net realized gains	(0.27)	—
Total distributions	(0.27)	—
Net asset value, end of period	$14.87	$13.49
Total return (2)	12.39%	34.90	% (4)
Net assets, end of period (000s)	$5,615	$5,155
Ratio of gross expenses to average net assets (3)	4.50%	6.70	% (5)
Ratio of net expenses and net of waivers/reimbursements to average net assets	1.60%	1.60	% (5)
Ratio of net investment loss to average net assets	(0.90)%	(0.84	)% (5)
Portfolio Turnover Rate	26%	27	% (4)

*	Commencement of Operations was December 28, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Not Annualized.

(5)	Annualized.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund - Class N
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Year Ended	Period Ended
	November 30, 2017	November 30, 2016 *

Net asset value, beginning of period	$13.45	$10.00
Activity from investment operations:
Net investment loss (1)	(0.15)	(0.12)
Net realized and unrealized gain on investments	1.76	3.57
Total from investment operations	1.61	3.45
Less distributions from:
Net realized gains	(0.27)	—
Total distributions	(0.27)	—
Net asset value, end of period	$14.79	$13.45
Total return (2)	12.12%	34.50	% (4)
Net assets, end of period (000s)	$249	$705
Ratio of gross expenses to average net assets (3)	4.75%	23.07	% (5)
Ratio of net expenses and net of waivers/reimbursements to average net assets	1.85%	1.85	% (5)
Ratio of net investment loss to average net assets	(1.15)%	(1.14	)% (5)
Portfolio Turnover Rate	26%	27	% (4)

*	Commencement of Operations was December 28, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Not Annualized.

(5)	Annualized.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1.	ORGANIZATION

The Orchard Small Cap Value Fund, (the “Fund”) is a non-diversified series of shares of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 28, 2015. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund currently offers Class I and Class N shares. Class I and Class N shares are offered at net asset value. Class N shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for the differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,455,965	$—	$—	$5,455,965
Short-Term Investment	386,002	—	—	386,002
Total	$5,841,967	$—	$—	$5,841,967

There were no transfers between levels during the period presented. It is the Fund’s policy to record transfers between Levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Dividend income and distributions of capital gains from underlying investment companies are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended November 30, 2016, or expected to be taken in the Fund’s November 30, 2017 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and excluding U.S. Government securities, amounted to $1,355,152 and $2,050,100 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Orchard Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended November 30, 2017, the Advisor earned advisory fees of $69,427.

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2018, so that the total annual operating expenses of the Fund do not exceed 1.60% and 1.85% of the average daily net assets of the Class I and Class N shares, respectively. Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended November 30, 2017, the Advisor waived fees of $159,973, as of year end $51,571 was due from the advisor, subsequent to year end but prior to the opinion date the full amount had been collected. Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $306,613 and the amounts will expire no later than: November 30, 2019 - $146,640 and November 30, 2020 - $159,973.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class N shares for such distribution and shareholder service activities. For the year ended November 30, 2017, the Fund incurred distribution fees of $689 on Class N shares.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund’s distributions paid for the year ended November 30, 2017 was as follows:

Fiscal Year Ended
November 30, 2017
Ordinary Income	$117,896
$117,896

There were no distributions for the period ended November 30, 2016.

As of November 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$209,136	$195,156	$—	$—	$—	$1,267,285	$1,671,577

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, resulted in reclassifications for the Fund for the year ended November 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$50,695	$(50,695)

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of control of the Portfolio, under Section 2(a)9 of the 1940 Act. As of November 30, 2017, NFS LLC FEBO holds shares for the benefit of others in nominee name, totaling approximately 90% of the voting securities of the Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Orchard Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Orchard Small Cap Value Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 28, 2015 (commencement of operations) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Orchard Small Cap Value Fund as of November 30, 2017, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period December 28, 2015 through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 25, 2018

Orchard Small Cap Value Fund
EXPENSE EXAMPLES (Unaudited)
November 30, 2017

As a shareholder of Orchard Small Cap Value Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Orchard Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 and held until November 30, 2017.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Orchard Small Cap Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	6/1/17	11/30/17	6/1/17 – 11/30/17	6/1/17 – 11/30/17
Class I	$1,000.00	$1,165.40	$ 8.69	1.60%
Class N	1,000.00	1,163.70	10.03	1.85%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	6/1/17	11/30/17	6/1/17 – 11/30/17	6/1/17 – 11/30/17
Class I	$1,000.00	$1,017.03	$ 8.09	1.60%
Class N	1,000.00	1,015.79	9.35	1.85%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Orchard Small Cap value Fund (“Orchard Small Cap”) and Orchard Capital Management, LLC (“Orchard”) (the “Orchard Advisory Agreement”).

Based on their evaluation of the information provided by Orchard, in conjunction with Orchard Small Cap’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Orchard Advisory Agreement with respect to Orchard Small Cap.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Orchard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Orchard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Orchard Advisory Agreement and comparative information relating to the advisory fee and other expenses of Orchard Small Cap. The materials also included due diligence materials relating to Orchard (including due diligence questionnaires completed by Orchard, select financial information of Orchard, bibliographic information regarding Orchard’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Orchard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Orchard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Orchard Advisory Agreement. In considering the renewal of the Orchard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Orchard relating to the Orchard Advisory Agreement, including its Form ADV and related schedules, a description of the manner in which investment decisions are made and executed and a review of the personnel performing services for Orchard Small Cap including the team of individuals that primarily monitor and execute the investment process and provide oversight of Orchard Small Cap. The Board then discussed the extent of Orchard’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Orchard’s specific responsibilities in all aspects of the day-to-day management of Orchard Small Cap. Additionally, the Board received satisfactory responses from the representative of Orchard Capital with respect to a series of important questions, including: whether Orchard is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Orchard Small Cap; and whether Orchard has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Orchard of its practices

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

for monitoring compliance with Orchard Small Cap’s investment limitations, noting that Orchard’s CCO will routinely review the portfolio managers’ performance of their duties with respect to Orchard Small Cap to ensure compliance under Orchard’s compliance program. The Board then reviewed the capitalization of Orchard based on financial information and other materials provided and discussed with Orchard and concluded that Orchard was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Orchard Small Cap. The Board also discussed Orchard’s compliance program with the CCO of the Trust. The Board concluded that Orchard had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Orchard Advisory Agreement with respect to Orchard Small Cap and that the nature, overall quality and extent of the management services to be provided by Orchard Capital were satisfactory and reliable.

Performance. The Board discussed the report prepared by Morningstar and reviewed the performance of Orchard Small Cap as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended September 30, 2017. The Board noted that Orchard Small Cap outperformed its peer group and Morningstar category for the one year period and slightly underperformed the benchmark, the Russell 2000 Value Index, and outperformed the peer group, Morningstar category and benchmark for the since inception period. The Board further noted that Orchard Small Cap placed in the top one percent of the Morningstar category. The Board also reviewed the performance of Orchard’s composite track record for the strategy. The Board concluded that Orchard Small Cap’s performance was acceptable.

Fees and Expenses. As to the costs of the services provided by Orchard, the Board reviewed and discussed Orchard Small Cap’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Morningstar Reports, noting that the advisory fee, although on the high side, was not the highest in the Morningstar category. The Board reviewed the proposed contractual arrangements for Orchard Small Cap, which stated that Orchard has agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2019, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.60%, 1.85%, 1.85% and 2.60% of Orchard Small Cap’s average annual net assets, for Class I, Class N, Class A and Class C Shares, respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on Orchard’s experience and expertise and the services provided by Orchard to Orchard Small Cap, the advisory fee charged by Orchard was not unreasonable.

Profitability. The Board considered the level of profits that could be expected to accrue to Orchard with respect to Orchard Small Cap based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Orchard. The Board concluded that based on the services provided and the projected growth of Orchard Small Cap, anticipated level of profit from Orchard’s relationship with Orchard Small Cap was not excessive.

Economies of Scale. As to the extent to which Orchard Small Cap will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Orchard’s expectations for growth of Orchard Small Cap. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Orchard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Orchard as the Trustees believed to be reasonably necessary to evaluate the terms of the Orchard Advisory Agreement,

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Orchard Advisory Agreement, (a) the terms of the Orchard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Orchard Advisory Agreement is in the best interests of Orchard Small Cap and its shareholders. In considering the renewal of the Orchard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Orchard Advisory Agreement was in the best interest of Orchard Small Cap and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Orchard Advisory Agreement.

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services.)	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA(since 2007) (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
RandalD. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001)(financial services company).	1	Board Member, Orizon Investment Counsel (financial services company)

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc.(since 2015) and Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds.	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services,LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC(since 2011)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of November 30, 2017 the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-ORCHCAP or 1-844-672-4227.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7939 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-628-6700.

INVESTMENT ADVISOR
Orchard Capital Management
400 North Michigan Avenue, Suite 560
Chicago, IL 60611

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $12,500

2016 - $12,200

(b)	Audit-Related Fees

2017 - None

2016 - None

(c)	Tax Fees

2017 - $2,200

2016 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $2,200

2016 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/6/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/6/2018

By (Signature and Title)

*/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/6/2018